BLUE CHIP INVESTOR HORIZON FUND

Supplement Dated November 15, 2005

to Prospectus Dated May 2, 2005

The Board of Trustees of the Blue Chip Investor Funds has decided to redeem all outstanding shares of the Blue Chip Investor Horizon Fund.  The Board has concluded that due to the small size of the Fund, it is in the best interests of the Fund, and the shareholders of the Fund, that the Fund cease operations.  The Fund will close on November 30, 2005.

Effective immediately, the Fund will no longer pursue its stated investment objective.  The Fund has begun liquidating its portfolio and will invest in cash equivalents such as money market funds until all shares have been redeemed.

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED THEIR SHARES OF THE FUND PRIOR TO NOVEMBER 30, 2005 WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO THE ADDRESS OF RECORD.

Prior to November 30, 2005, you may redeem your account, including reinvested distributions, in accordance with "How to Redeem Shares" section in the Prospectus. If you have questions or need assistance, please contact the transfer agent at 1-877-59-FUNDS (Toll Free).

This Supplement and the existing Prospectus dated May 2, 2005, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information dated May 2, 2005 have been filed with the Securities and Exchange Commission, are incorporated herein by reference, and can be obtained without charge by calling the transfer agent at 1-877-59-FUNDS (Toll Free).